                                                                    EXHIBIT 99.3


    BANCWEST CORPORATION (FORMERLY FIRST HAWAIIAN, INC.) AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                                September 30, 1998
                                                          --------------------------------------------------------------
                                                              FHI &        BancWest &     Pro Forma           Combined
                                                          Subsidiaries     Subsidiary    Adjustments          Pro Forma
                                                          ------------    ------------   ------------       ------------
                                                                               (Dollars in thousands)
ASSETS:
Interest-bearing deposits in other banks                  $    219,721    $         --   $         --       $    219,721
Federal funds sold and securities purchased under
    agreements to resell                                       195,000          15,000             --            210,000
Investment securities                                          663,663         921,907             --          1,585,570
Loans and leases, net of allowance                           6,236,097       4,680,224             --         10,916,321
Cash and due from banks                                        270,150         282,834        (14,781)(a)        463,203
                                                                                              (75,000)(a)
Premises and equipment                                         239,036          35,563                           274,599
Core deposit premium                                            22,463              --             --             22,463
Goodwill                                                        93,074          58,618        (58,618)(c)        684,474
                                                                                              591,400 (c)
Other assets                                                   245,070          67,949             --            313,019
                                                          ------------    ------------   ------------       ------------
             Total Assets                                 $  8,184,274    $  6,062,095   $    443,001       $ 14,689,370
                                                          ============    ============   ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits                                                  $  6,195,852    $  4,787,713   $         --       $ 10,983,565
Short-term borrowings                                          624,637         315,800             --            940,437
Other liabilities                                              281,718         114,955         40,492 (b)        437,165
Long-term debt                                                 313,485         347,048             --            660,533
                                                          ------------    ------------   ------------       ------------
             Total Liabilities                               7,415,692       5,565,516         40,492         13,021,700
                                                          ------------    ------------   ------------       ------------
Stockholders' Equity:
Common stock                                                   165,952           8,667         (8,667)(c)         59,005
                                                                                               25,815 (c)
                                                                                             (132,762)(d)
Preferred stock                                                     --          95,000        (75,000)(a)             --
                                                                                              (20,000)(c)
Surplus                                                        148,151         228,392       (228,392)(c)      1,141,509
                                                                                              860,596 (c)
                                                                                              132,762 (d)
Retained earnings                                              510,122         162,209        (40,492)(b)        510,122
                                                                                              (14,781)(a)
                                                                                              (58,618)(c)
                                                                                              (48,318)(c)
Accumulated other comprehensive income                           7,394           2,311         (2,311)(c)          7,394
Treasury stock                                                 (63,037)             --         12,677 (c)        (50,360)
                                                          ------------    ------------   ------------       ------------
             Total Stockholders' Equity                        768,582         496,579        402,509          1,667,670
                                                          ------------    ------------   ------------       ------------
             Total Liabilities and Stockholders' Equity   $  8,184,274    $  6,062,095   $    443,001       $ 14,689,370
                                                          ============    ============   ============       ============


        See Notes to Unaudited Pro Forma Combined Financial Information

    BANCWEST CORPORATION (FORMERLY FIRST HAWAIIAN, INC.) AND SUBSIDIARIES

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                                                                            Year Ended December 31, 1997
                                                        --------------------------------------------------------------------
                                                           FHI &           BancWest &         Pro Forma            Combined
                                                        Subsidiaries       Subsidiary        Adjustments           Pro Forma
                                                        ------------      ------------       ------------          --------
                                                                (Dollars in thousands, except per share amounts)
STATEMENT OF INCOME:
Total interest income                                    $592,483          $405,522          $         --          $998,005
Total interest expense                                    258,011           163,022                    --           421,033
                                                         --------          --------          ------------          --------
    Net interest income                                   334,472           242,500                    --           576,972
Provision for loan and lease losses                        17,211            19,750                    --            36,961
                                                         --------          --------          ------------          --------
                                                          317,261           222,750                    --           540,011
Total noninterest income                                   98,513            45,353                    --           143,866
Total noninterest expense                                 292,210           160,531                27,276 (e)       480,017
                                                         --------          --------          ------------          --------
    Income before income taxes                            123,564           107,572               (27,276)          203,860
Income taxes                                               39,303            44,714                    --            84,017
                                                         --------          --------          ------------          --------
    Net income                                             84,261            62,858               (27,276)          119,843
Preferred stock dividends                                      --             6,692                (6,692)(f)            --
                                                         --------          --------          ------------          --------
    Net income available to common stockholders          $ 84,261          $ 56,166          $    (20,584)         $119,843
                                                         ========          ========          ============          ========

Per common share:
    Basic:
             Earnings                                    $   2.66               N/A                   N/A          $   2.07
             Cash earnings(g)                                2.86               N/A                   N/A              2.72
    Diluted:
             Earnings                                        2.64               N/A                   N/A              2.06
             Cash earnings(g)                                2.85               N/A                   N/A              2.71

Average shares outstanding:
    Basic                                                  31,726               N/A                   N/A            57,952
    Diluted                                                31,876               N/A                   N/A            58,102


        See Notes to Unaudited Pro Forma Combined Financial Information

     BANCWEST CORPORATION (FORMERLY FIRST HAWAIIAN, INC.) AND SUBSIDIARIES

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                                                                     Nine Months Ended September 30, 1998
                                                        --------------------------------------------------------------------
                                                           FHI &           BancWest &         Pro Forma            Combined
                                                        Subsidiaries       Subsidiary        Adjustments           Pro Forma
                                                        ------------      ------------       ------------          --------
                                                                (Dollars in thousands, except per share amounts)
STATEMENT OF INCOME:
Total interest income                                    $458,890          $325,662          $        --          $784,552
Total interest expense                                    198,182           130,713                   --           328,895
                                                         --------          --------          -----------          --------
    Net interest income                                   260,708           194,949                   --           455,657
Provision for loan and lease losses                        18,191            17,750                   --            35,941
                                                         --------          --------          -----------          --------
                                                          242,517           177,199                   --           419,716
Total noninterest income                                   82,996            43,008                   --           126,004
Total noninterest expense                                 223,063           132,059               19,981 (e)       375,103
                                                         --------          --------          -----------          --------
    Income before income taxes                            102,450            88,148              (19,981)          170,617
Income taxes                                               37,024            35,044                   --            72,068
                                                         --------          --------          -----------          --------
    Net income                                             65,426            53,104              (19,981)           98,549
Preferred stock dividends                                      --             5,016               (5,016)(f)            --
                                                         --------          --------          -----------          --------
    Net income available to common stockholders          $ 65,426          $ 48,088          $   (14,965)         $ 98,549
                                                         ========          ========          ===========          ========

Per common share:
    Basic:
             Earnings                                    $   2.10               N/A                  N/A          $   1.72
             Cash earnings(g)                                2.26               N/A                  N/A              2.21
    Diluted:
             Earnings                                        2.09               N/A                  N/A              1.71
             Cash earnings(g)                                2.25               N/A                  N/A              2.21

Average shares outstanding:
    Basic                                                  31,154               N/A                  N/A            57,380
    Diluted                                                31,299               N/A                  N/A            57,525


        See Notes to Unaudited Pro Forma Combined Financial Information

     BANCWEST CORPORATION (FORMERLY FIRST HAWAIIAN, INC.) AND SUBSIDIARIES

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(a) Purchase of Fixed/Adjustable Rate Noncumulative Preferred Stock Series A, without par value (the "BancWest Preferred Stock"), of BancWest Corporation and Subsidiary ("BancWest"), $75 million aggregate liquidation amount and payment of BancWest Preferred Stock purchase premium of $14.7 million as a condition to consummation of the Merger.

(b) Adjustment to record liabilities of BancWest at estimated fair values. Amount consists primarily of unfunded benefit plan obligations and estimated restructuring liabilities (consisting of employee termination costs and other costs to exit certain BancWest activities). Adjustment is a preliminary estimate. The final amount could be materially different from the preliminary estimate. Any difference between the preliminary estimate and final amount will directly impact goodwill.

(c) Reflects the merger of First Hawaiian, Inc. and Subsidiaries (the "Company") and BancWest for approximately $905.7 million:

          o Issuance of 25,814,768 shares of Class A Common Stock by the Company.

          o Issuance of 411,049 shares of Common Stock by the Company related to cancellation of Stock Appreciation Rights for certain BancWest employees.

          o Conversion of Series A Non-Cumulative Preferred Stock, without par value (the "Bank of the West Preferred Stock"), of Bank of the West, $20 million aggregate liquidation amount to Class A Common Stock.

          o Elimination of existing goodwill of $58.6 million on the books of BancWest at September 30, 1998.

          o Goodwill of $591.4 million which is the excess of the purchase price of BancWest over the fair values of identifiable net assets acquired. A core deposit premium study will be conducted which will result in reallocating a portion of goodwill to core deposit premium.

(d)  Change in par value of Company's common stock from $5.00 to $1.00.

(e) Amortization of intangibles over estimated weighted average life of 23 years.

(f) Elimination of preferred stock dividend related to purchase of the BancWest Preferred Stock and conversion of the Bank of the West Preferred Stock into shares of Class A Common Stock.

(g) Cash earnings per share (which is unaudited) is defined as earnings per share in accordance with generally accepted accounting principles plus the after-tax amortization of intangibles that are deducted from regulatory capital for risk-based capital purposes.